JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      MEDALLION VARIABLE UNIVERSAL LIFE II

                       SUPPLEMENT DATED SEPTEMBER 15, 2000
                                       TO
                        PROSPECTUS DATED MAY 1, 2000 AND
                         PROSPECTUS DATED JUNE 30, 2000

                                 NEW JERSEY ONLY


Notwithstanding any language in the prospectus to the contrary, the following shall apply with respect to Medallion Variable Universal Life II coverage in the state of New Jersey:


The following sentence is added to the explanation on page 5 of the prospectus, following the question "What is the policy?":


         If your life insurance protection is provided under a master group contract, the term "policy" as used in this prospectus refers to the certificate you were issued, and not to the master group contract.












MVLII  NJ Supp. - 9/00